Exhibit 10.3

SUBSCRIPTION AGREEMENT – UNITS

INTELGENX TECHNOLOGIES CORP.

AND

BOLDER INVESTMENT PARTNERS, LTD.

Private Placement of up to 6,250,000 units (“Units”) at $0.40 per Unit. Each unit will consist of one common share and one common share purchase warrant (a “Warrant”). Each Warrant will entitle the holder to purchase one common share of IntelGenx Technologies Corp. for 36 months following the closing of the offering at an exercise price of $0.50. Unless otherwise indicated, all dollar amounts referred to herein, including the symbol “$”, are in lawful currency of Canada.

INSTRUCTIONS

All Subscribers:

1.	Complete and sign pages 1 and 2 of the Subscription Agreement.

2.

If you are a non-individual subscriber, complete and sign the TSX-V Form 4C – Corporate Placee Registration Form – Appendix I. If you have previously filed a Form 4C with the TSX-V and it remains current, then complete and sign the Confirmation of Previously Filed Corporate Placee Registration Form – Appendix II, instead of Appendix I.

3.

If you are resident in Canada and are an “accredited investor” (as defined in Section 1.1 of this Agreement), complete and sign the Accredited Investor Certificate – Appendix III, unless the aggregate cost of the Units you have subscribed for is not less than $150,000.

4.	If you are resident in an International Jurisdiction (other than Canada or the United States), complete and sign the International Investor Certificate – Appendix IV.

5.	Complete and sign the Registration Rights Agreement – Appendix V and the Selling Securityholder Questionnaire attached as Schedule A thereto.

6.

To subscribe complete, as applicable, and forward (i) this Subscription Agreement; (ii) all applicable Appendixes; (iii) the Registration Rights Agreement with the Selling Securityholder Questionnaire; and (iv) the subscription proceeds, to:

Bolder Investment Partners, Ltd.
800 – 1450 Creekside Drive
Vancouver, BC V6J 5B3
Attention: Martin Burian
Fax : (604) 714-2326

THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OR ANY APPLICABLE STATE SECURITIES LAWS, AND ARE BEING OFFERED AND ISSUED IN RELIANCE UPON AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS, AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES ARE PROHIBITED EXCEPT IN COMPLIANCE WITH THE 1933 ACT.

SUBSCRIPTION AGREEMENT FOR UNITS

To:	IntelGenx Technologies Corp. (the “Issuer”), 6425 Abrams, Ville St.-Laurent, Quebec, H4S 1X9

And To:	Bolder Investment Partners, Ltd. (the “Agent”), 800-1450 Creekside Drive, Vancouver, British Columbia, V6J 5B3

The undersigned (the “Subscriber”) hereby acknowledges that the Issuer is proceeding with a private placement of up to 6,250,000 units (the “Units”) at a price of $0.40 per Unit and irrevocably tenders to the Issuer and the Agent this subscription offer which, upon acceptance by the Issuer at its discretion, will constitute an agreement of the Subscriber to subscribe for, take up, purchase and pay for and, on the part of the Issuer, to issue and sell to the Subscriber the number of Units set out below on the terms and subject to the conditions set out in this Agreement. Each Unit will consist of one common share in the capital of the Issuer (a “Common Share”) and one common share purchase warrant (a “Warrant”). Each Warrant will entitle the holder to purchase one common share in the capital of the Issuer (a “Warrant Share”) for 36 months from the Closing Date (as defined herein) at an exercise price of $0.50 per Warrant Share.

Number of Units: Aggregate Subscription Price at $0.40 per Units:	__________________ $__________________

DATED this ________ day of , 2010.

(Name of Subscriber – please print)	(Subscriber’s Residential or Head Office Address)

by:
(Official Capacity or Title – please print)

Authorized Signature	(Telephone Number)

(Please print name of individual whose signature	(Facsimile Number)
appears above if different than the name of the
Subscriber printed above.)
(E-mail Address)
Please complete if purchasing as an agent for a
disclosed principal and not deemed to be
purchasing as a principal under the applicable
securities legislation

Name of disclosed principal

Address of disclosed principal

Telephone number of disclosed principal

Registration Instructions (if other than in name of Subscriber):	Delivery Instructions (if other than the address above):

Name	Account reference, if applicable

Account reference, if applicable	Contact Name

Address	Address

Telephone Number

Facsimile Number

Present Ownership of Securities

The Subscriber either [check appropriate box]:

[ ]	owns directly or indirectly, or exercises control or direction over, no Common Shares of the Issuer or securities convertible into Common Shares; or

[ ]
owns directly or indirectly, or exercises control or direction over __________, Common Shares of the Issuer and convertible securities entitling the Subscriber to acquire an additional ___________ Common Shares.

Insider Status

The Subscriber either [check appropriate box]:

[ ]	is an “Insider” of the Issuer as defined in the Securities Act (Ontario); or

[ ]	is not an Insider of the Issuer.

Member of “Pro Group”

The Subscriber either [check appropriate box]:

[ ]	is a Member of the “Pro Group” as defined in Policy 1.1 of the TSX Venture Exchange; or

[ ]	is not a member of the Pro Group.

NOTE: The information collected herein will be used by the Issuer in determining whether the Subscriber meets the requirements for the applicable prospectus exemptions, for making certain filings with applicable regulatory authorities and for meeting its requirements under securities legislation with respect to the mailing of continuous disclosure materials of the Issuer to the Subscriber. By signing this subscription agreement, the Subscriber and any disclosed principal for whom the Subscriber is acting hereby consents to the collection and use of all of the Subscriber’s or the disclosed principal’s personal information contained herein by the Issuer for the above referenced purposes.

This subscription is accepted by IntelGenx Technologies Corp. this _____day of _______________, 2010.

INTELGENX TECHNOLOGIES CORP.

Per:
Authorized Signatory

1.	INTERPRETATION

1.1	In this Agreement, unless the context otherwise requires:

	(a)	“1933 Act” means the United States Securities Act of 1933, as amended;

	(b)	“Accredited Investor” has the same meaning ascribed to that term in National Instrument 45-106;

	(c)	“Agency Agreement” means the agency agreement to be entered into between the Issuer and the Agent in connection with the Private Placement;

	(d)	“Agent” means Bolder Investment Partners, Ltd.;

	(e)	“Aggregate Subscription Price” means the aggregate dollar amount of the subscription under this Agreement as set out on the face page hereof;

(f)

“Agreement” means this subscription agreement to be entered into between the Issuer and the Subscriber for the purchase of Units and includes all schedules and appendices attached hereto, in each case as they may be amended or supplemented from time to time;

	(g)	“AMF” means Autorité des Marchés Financiers;

	(h)	“Business Day” means a day other than a Saturday, Sunday or any other day on which the principal chartered banks located in Toronto, Ontario are not open for business;

	(i)	“Closing” means the closing of the Private Placement, on the Closing Date, pursuant to which the Units are issued to the Subscribers in accordance with the terms and conditions of this Agreement;

	(j)	“Closing Date” means the date of completion of the sale of the Units under the Private Placement as may be determined by the Agent and the Issuer;

	(k)	“Commissions” means, collectively, the provincial securities commission or other regulatory authority in each of the Jurisdictions;

	(l)	“Common Shares” means the previously unissued common shares in the capital of the Issuer, as presently constituted being offered by the Issuer pursuant to the Private Placement;

	(m)	“Compensation Options” has the meaning ascribed to that term in Section 5.1(x);

	(n)	“Disclosed Principal” has the meaning ascribed in subsection 5.1(c)(ii);

(o)

“Disclosure Record” means the financial statements, management discussion and analysis, certifications, circulars, reports, forms, press releases and other documents filed by the Issuer on the System for Electronic Data Analysis and Retrieval (SEDAR) since December 31, 2006;

	(p)	“Exemptions” means the exemptions from the prospectus requirements outlined at sections 2.3 and 2.10 of National Instrument 45-106;

	(q)	“Insider” has the meaning ascribed in s.1(1) of the Ontario Act;

	(r)	“International Jurisdiction” means a jurisdiction other than and outside Canada and the United States;

	(s)	“Issue Price” means $0.40 per Unit;

(t)	“Issuer” means IntelGenx Technologies Corp.;

(u)	“Jurisdictions” means the provinces of British Columbia, Alberta and Ontario and such other Canadian provinces as agreed upon by the Company and the Agent where Subscribers are resident;

(v)	“National Instrument 45-102” means National Instrument 45-102 – Resale of Securities published by the Canadian Securities Administrators;

(w)	“National Instrument 45-106” means National Instrument 45-106 – Prospectus and Registration Exemptions published by the Canadian Securities Administrators;

(x)

“Ontario Act” means the Securities Act (Ontario), the regulations and rules made thereunder and all published policy statements, blanket orders, notices, directions and rulings issued or adopted by the Ontario Securities Commission, all as amended;

(y)	“Parties” or “Party” means the Subscriber, the Issuer or both, as the context requires;

(z)	“Personal Information” has the meaning ascribed in section 10.5;

(aa)	“Private Placement” means the offering of up to 6,250,000 Units by the Issuer on the terms set out in this Agreement;

(bb)	“Registration Rights Agreement” means the Registration Rights Agreement attached hereto as Appendix V;

(cc)

“Registration Statement” means an S-1 registration statement filed with the SEC in accordance with the 1933 Act qualifying the Common Shares, the Warrants and the Warrant Shares issuable on the exercise of the Warrants and the Compensation Options;

(dd)	“Regulation S” means Regulation S promulgated under the 1933 Act;

(ee)	“Regulatory Authorities” means the Commissions and the TSX-V and the securities regulatory authorities in an International Jurisdiction;

(ff)	“Rule 144” means Rule 144 promulgated under the 1933 Act;

(gg)	“Rule 144A” means Rule 144A promulgated under the 1933 Act;

(hh)	“SEC” means the United States Securities and Exchange Commission;

(ii)	“Securities” means the Units, the Common Shares, the Warrants and the Warrant Shares;

(jj)

“Securities Laws” means, as applicable, the securities legislation and securities laws of each Jurisdiction and the regulations and rules made thereunder and all published policy statements, blanket orders, notices, directions and rulings issued or adopted by the Commissions, collectively, and the rules of the TSX-V;

(kk)	“Subscriber” means the subscriber for the Units as set out on the face page of this Agreement and includes, as applicable, each Disclosed Principal for whom it is acting;

(ll)	“Subscription Proceeds” means the gross proceeds from the sale of Units under the Private Placement;

(mm)	“TSX-V” means TSX Venture Exchange;

(nn)	“Unit” means one Common Share and one Warrant;

(oo)	“United States” means the United States of America, its territories or possessions, any State of the United States and the District of Columbia;

(pp)

“U.S. Person” has the meaning given to the term “U.S. person” in Rule 902(k) of Regulation S. Without limiting the foregoing, but for greater clarity in this Agreement, a U.S. Person includes, subject to the exclusions set forth in Regulation S, (i) any natural person resident in the United States, (ii) any partnership or corporation organized or incorporated under the laws of the United States, (iii) any estate or trust of which any executor, administrator or trustee is a U.S. Person, (iv) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States, (v) any non- discretionary account or similar account (other than an estate or trust) held by a dealer or fiduciary for the benefit or account of U.S. Person, and (vi) any partnership or corporation organized or incorporated under the laws of any non-U.S. jurisdiction which is formed by a U.S. Person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by U.S. accredited investors who are not natural persons, estates or trusts;

(qq)	“Warrant” means a non-transferable common share purchase warrant which will be exercisable, for a period of 36 months from the date of issue, to acquire one Warrant Share at a price of $0.50; and

(rr)	“Warrant Share” means a previously unissued common share in the capital of the Issuer, as presently constituted, issuable on exercise of a Warrant.

1.2           Time is of the essence of this Agreement and will be calculated in accordance with the provisions of the Interpretation Act (Ontario).

1.3           This Agreement is to be read with all changes in gender or number as required by the context.

1.4           The headings in this Agreement are for convenience of reference only and do not affect the interpretation of this Agreement.

1.5           Unless otherwise indicated, all dollar amounts referred to in this Agreement, including the symbol “$”, are in lawful currency of Canada.

1.6           Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine gender and words importing persons shall include firms and corporations and vice versa.

1.7           This Agreement, any amendment, addendum or supplement hereto, and all other documents relating hereto shall be governed by and construed in accordance with the internal laws of the Province of Ontario, and the federal laws of Canada applicable therein, governing contracts made and to be performed wholly therein, and without reference to its principles governing the choice or conflict of laws. The parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of the Province of Ontario with respect to any dispute related to or arising from this Agreement.

2.             SUBSCRIPTION

2.1           The Units being subscribed for hereunder form part of a larger offering of up to 6,250,000 Units at a purchase price of $0.40 per Unit, for gross aggregate proceeds of up to $2,500,000. The Units are being offered for sale on a best efforts agency basis by the Agent, acting as agent, pursuant to the terms of the Agency Agreement. The Subscriber understands that the Units subscribed for will be purchased from the Issuer by the Subscriber and not from the Agent.

2.2           The completion of the Private Placement is not subject to the completion of any minimum aggregate offering or any closing condition other than as set forth herein and in the Agency Agreement.

2.3           Subject to section 7 of this Agreement, the Subscriber hereby confirms its irrevocable subscription for the Units from the Issuer, on and subject to the terms and conditions set out in this Agreement, for the Aggregate Subscription Price which is payable as described herein. The Subscriber acknowledges (on its own behalf and, including if applicable, on behalf of each Disclosed Principal) that upon acceptance by the Issuer of this Agreement, this Agreement will constitute a binding obligation of the Subscriber (including if applicable, each Disclosed Principal) subject to the terms and conditions contained herein.

2.4           The Issuer may, in its absolute discretion, accept or reject the Subscriber’s subscription for Units as set forth in this Agreement, in whole or in part, and the Issuer reserves the right to allot to the Subscriber less than the amount of Units subscribed for under this Agreement. If this subscription is rejected in whole, any cheques or other forms of payment delivered to the Agent representing the Aggregate Subscription Price will be promptly returned to the Subscriber without interest or deduction. If this subscription is accepted only in part, a cheque representing any refund of the Aggregate Subscription Price for that portion of the subscription for the Units which is not accepted, will be promptly delivered to the Subscriber without interest or deduction. The Subscriber acknowledges and agrees that the acceptance of this Agreement will be conditional upon, among other things, the sale of the Units to the Subscriber being exempt from any prospectus and offering memorandum requirements of applicable Securities Laws and the equivalent provisions of securities laws of any other applicable jurisdiction and, to the extent possible, the Subscriber agrees to furnish the Issuer with all information that is reasonably necessary to confirm same.

2.5           The Agent is hereby authorized, on behalf of the Subscriber (and, if applicable on behalf of others for whom it is contracting hereunder), to deliver this Agreement and any other documents required to be delivered in connection herewith to the Issuer on or before the Closing and to pay to the Issuer, on behalf of the Subscriber, an amount equal to the subscription price for the Units subscribed for hereunder (net of the applicable cash commission and other amounts payable to the Agent in accordance with the Agency Agreement).

2.6           The Private Placement is not, and under no circumstance is to be construed as, a public offering of the Securities. The Private Placement is not being made, and this subscription does not constitute an offer to sell or the solicitation of an offer to buy the Securities in any jurisdiction where, or to any person whom, it is unlawful to make such an offer or solicitation.

2.7           The issue of the Units will not restrict or prevent the Issuer from obtaining any other financing or from issuing additional securities or rights.

2.8           The Issuer will use its commercially reasonable best efforts to, on or prior to the date which is 30 days following the Closing Date, file the Registration Statement with the SEC and to have the Registration Statement declared effective by the SEC as soon as practicable and in any event, not later than 120 days following the Closing Date.

3.             THE WARRANTS

3.1           Each Warrant will entitle the holder, on exercise, to purchase one Warrant Share at a price of $0.50 for a period of 36 months following the Closing Date. The Warrants will be non-transferable.

3.2           The certificates representing the Warrants will, among other things, include provisions for the appropriate adjustment in the class, number and price of the Warrant Shares issued on exercise of the Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the Issuer’s common shares, the payment of stock dividends and the amalgamation of the Issuer.

3.3           The issue of the Warrants will not restrict or prevent the Issuer from obtaining any other financing, or from issuing additional securities or rights, during the period within which the Warrants may be exercised.

4.             POWER OF ATTORNEY

4.1           The Subscriber irrevocably authorizes the Agent in its discretion, to act as the Subscriber’s representative at Closing, and hereby appoints the Agent, with full power of substitution, as its true and lawful attorney with the full power and authority to act for and in the name of the Subscriber, to execute and deliver such documents, instruments or agreements and do all acts necessary to effect the following:

(a)

if delivered, to receive certificates representing the Units, to execute in the Subscriber’s name and on its behalf all closing receipts and required documents, if any, to complete and correct any manifest errors or omissions in any form or document provided by the Subscriber, including this Agreement and the appendices and schedules hereto, in connection with the subscription for the Units and to exercise any rights of termination contained in the Agency Agreement;

(b)	to negotiate and settle any documents related to the Private Placement including any opinions, certificates or other documents addressed to the Subscriber;

(c)

to extend or shorten any time periods and to modify or waive, in whole or in part, any representations, warranties, covenants or conditions for the Subscriber’s benefit contained in this Agreement and the Agency Agreement or any ancillary or related document, provided that such extensions, modifications, or waivers do not materially affect the Subscriber’s obligations or rights under this Agreement;

(d)	to make payment for the Units purchased hereby on behalf of the Subscriber or any Disclosed Principal;

(e)

to terminate this Agreement if any condition precedent is not satisfied, in such manner and on such terms and conditions as the Agent in its sole discretion may determine and the Agent shall have no liability to any Subscriber whatsoever in connection with any decision to waive any of such conditions or to extend the time for satisfaction of such conditions or any decision to exercise or not exercise or extend the right to terminate the Agency Agreement; and

(f)	without limiting the generality of the foregoing, to negotiate, settle, execute, deliver and amend the Agency Agreement.

4.2           The power of attorney is irrevocable, is coupled with an interest, and has been given for valuable consideration, the receipt and adequacy of which is acknowledged. The power of attorney and other rights and privileges granted under this Section 4 will survive any legal or mental incapacity, dissolution, bankruptcy or death of the Subscriber. The power of attorney extends to the heirs, executors, administrators, other legal representatives and successors, transferees and assigns of the Subscriber. Any person dealing with the Agent may conclusively presume and rely upon the fact that any document, instrument or agreement executed by the Agent pursuant to this power of attorney is authorised and binding on the Subscriber, without further inquiry. The Subscriber agrees to be bound by any representations or actions made or taken by the Agent pursuant to this power of attorney, and waives any and all defences that may be available to contest, negate or disaffirm any action of the Agent taken in good faith under this power of attorney.

5.             REPRESENTATIONS, WARRANTIES, COVENANTS AND ACKNOWLEDGEMENTS OF THE SUBSCRIBER

5.1           The Subscriber (on its own behalf and, including if applicable, on behalf of each Disclosed Principal) acknowledges, represents, warrants and covenants to and with the Issuer and the Agent that, as at the date given above and at the Closing Date:

(a)

no prospectus has been filed by the Issuer with any of the Commissions in connection with the issuance of the Units, such issuance is exempted from the prospectus requirements of applicable Securities Laws and that as a result:

(i)

the Subscriber is restricted from using most of the civil remedies available under applicable Securities Laws including statutory rights of rescission and certain statutory remedies against an issuer, underwriters, auditors and officers otherwise available to investors who acquire securities offered by a prospectus;

	(ii)	the Subscriber may not receive information that would otherwise be required to be provided to it under applicable Securities Laws and under applicable securities laws of the United States; and

	(iii)	the Issuer is relieved from certain obligations that would otherwise apply under applicable Securities Laws;

(b)

the Subscriber certifies that it and, if applicable, each Disclosed Principal is resident and located in the jurisdiction set out under “Subscriber’s Residential or Head Office Address” on the first page of this Agreement, which address is the residence or principal place of business of the Subscriber, or Disclosed Principal, as the case may be, and such address was not obtained or used solely for the purpose of acquiring the Subscriber’s Units;

(c)	the Subscriber is either:

(i)

purchasing the Subscriber’s Units as principal for its own account and not for the benefit of any other person or is deemed under applicable Securities Laws to be purchasing the Subscriber’s Units as principal; or

(ii)

purchasing the Subscriber’s Units as agent for beneficial principal(s) (each a “Disclosed Principal”), all of whom are disclosed on page 1 of this Agreement, and is not deemed under applicable Securities Laws to be purchasing the Subscriber’s Units as principal, and it is duly authorized to enter into this Agreement and to execute and deliver all documentation in connection with the purchase on behalf of each such Disclosed Principal, who is purchasing as principal for its own account and not for the benefit of any other person and the Subscriber in its capacity as agent is acting in compliance with all applicable securities and other laws; or

	(iii)	purchasing (if a resident of a Jurisdiction) for a principal or principals which is or are undisclosed or identified by account number only and is:

(A)

a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and in Ontario, is purchasing a security that is not a security of an investment fund; or

(B)

a trust corporation registered under the Trust and Loan Companies Act (Canada), or under comparable legislation in any other jurisdiction, and is purchasing the Subscriber’s Units as trustee or agent for one or more accounts that are fully managed by such trust corporation, which account or accounts are acquiring the Subscriber’s Units as principal;

(d)	if the Subscriber or the Disclosed Principal is resident in Canada, the Subscriber or, if the Subscriber is purchasing on behalf of a Disclosed Principal, that Disclosed Principal:

(i)

is an Accredited Investor, by virtue of the fact that the Subscriber or such Disclosed Principal, as the case may be, falls within one or more of the sub-paragraphs of the definition of Accredited Investor set out in Appendix III (the Subscriber having checked the sub-paragraph(s) applicable to the Subscriber or such Disclosed Principal, as the case may be) and neither the Subscriber nor such Disclosed Principal has been created or is being used primarily to permit the purchase of the Units without a prospectus; or

(ii)

is purchasing sufficient Units so that the aggregate acquisition cost of the Subscriber’s Units is not less than $150,000 and the Subscriber or such Disclosed Principal, as the case may be, is not a corporation, syndicate, partnership or other form of incorporated or non-incorporated entity or organization created solely to permit the purchase of the Subscriber’s Units without a prospectus by a group of individuals whose individual share of the aggregate acquisition cost of the Subscriber’s Units is less than $150,000;

(e)

the Subscriber is aware that the Securities have not been registered under the 1933 Act, or any state securities laws of the United States and that the Securities may not be offered or sold in the United States or to, or for the account or benefit of, a U.S. Person or person in the United States without registration under the 1933 Act and any applicable state securities laws or compliance with requirements of an exemption from such registration requirements;

(f)

the Subscriber, and if applicable, each person for whose account or benefit it is purchasing the Units: (1) is not a U.S. Person; (2) is not purchasing the Units for the account or benefit of a U.S. Person or person in the United States; and (3) was not offered any of the Units in the United States, did not receive any materials relating to the offer of the Units in the United States, and did not execute or deliver the Subscription Agreement or any other materials relating to the purchase of the Units in the United States;

(g)

the Subscriber agrees not to engage in hedging transactions in the Securities unless in compliance with the 1933 Act, and agrees that the Issuer may refuse to register any transfer of the Securities not made pursuant to an effective registration statement under the 1933 Act or pursuant to an exemption from such registration requirements and in accordance with any applicable state securities laws;

(h)

the Subscriber is acquiring the Securities for investment only and not with a view to resale or distribution in violation of applicable securities laws and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or, to, or for the account or benefit of, a U.S. Person or person in the United States; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration thereof under the 1933 Act or pursuant to an exemption or exclusion from such registration requirements and in accordance with any applicable state securities laws;

(i)

the Subscriber has not acquired the Units as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of such Securities;

(j)	the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the 1933 Act;

(k)

if the Subscriber is resident in an International Jurisdiction, the subscription for Units by the Subscriber hereunder is being made pursuant to exemptions under and in accordance with, and does not contravene any of the, applicable securities legislation in the such jurisdiction in which the Subscriber resides and the Subscriber has completed and delivered the International Investor Certificate attached as Appendix IV hereto;

(l)

the Subscriber and each Disclosed Principal, as the case may be, acknowledges that no Regulatory Authority or governmental agency regulatory body or similar authority has reviewed or passed upon the merits of an investment in the Units or the Common Shares and that any representation to the contrary is a criminal offence and, if made, may not be relied upon;

(m)	no person has made to the Subscriber or any Disclosed Principal, if applicable, any written or oral representations:

	(i)	that any person will resell or repurchase any of the Units;

	(ii)	that any person will refund the purchase price of any of the Units;

	(iii)	as to the future price or value of any of the Units, or securities issuable on exercise of the Units or the Warrants, as the case may be; or

(iv)

that any of the Issuer’s securities will be listed and posted for trading on a stock exchange or that application has been made to list and post any of the Issuer’s securities for trading on a stock exchange, other than the Common Shares on the TSX-V;

(n)

the Subscriber or, the Disclosed Principal, as the case may be, will not become a “control person” (as defined in the Ontario Act) by virtue of the purchase of the Subscriber’s Units (assuming the exercise thereof into Common Shares), and does not intend to act in concert with any other person to form a control group of the Issuer;

(o)

this subscription has not been solicited in any other manner contrary to applicable Securities Laws and the Subscriber acknowledges that the Subscriber will not receive an offering memorandum or other disclosure document in respect of the Issuer or the Units;

(p)

neither the Subscriber nor any Disclosed Principal, if applicable, has knowledge of a “material fact” or “material change” (as those terms are defined in the Ontario Act) in the affairs of the Issuer that has not been generally disclosed to the public;

(q)

the Subscriber’s decision to tender this offer and purchase the Subscriber’s Units has not been made as a result of any verbal or written representation as to fact or otherwise made by or on behalf of the Issuer, the Agent or any other person and is based entirely upon this Agreement and currently available public information concerning the Issuer;

(r)

the Agent and/or its directors, officers, employees, agents and representatives assume no responsibility or liability of any nature whatsoever for the accuracy or adequacy of any publicly available information concerning the Issuer, or as to whether or not all information concerning the Issuer required to be disclosed by it has been generally disclosed;

(s)

the Agent has not, in connection with the Private Placement, engaged in or conducted any independent investigation with respect to the Issuer, or any information made, or required to be made, publicly available by the Issuer;

(t)

the Issuer will have the right to accept this subscription offer in whole or in part and the acceptance of this subscription offer will be conditional upon the sale of the Subscriber’s Units to the Subscriber or the Disclosed Principal, as the case may be, being exempt from the prospectus and registration requirements under applicable Securities Laws;

(u)

the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if an individual is of full age of majority in the jurisdiction in which the Subscriber is resident, if the Subscriber is a corporation it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation, and if the Subscriber is not an individual, the Subscriber has all necessary authority and approvals by its directors, shareholders, partners, trustees or others to authorize the execution and delivery of this Agreement on behalf of the Subscriber;

(v)

the entering into of this Agreement and the completion of the transactions contemplated hereby will not result in the material default of violation of any of the terms and provisions of any law applicable to, or the constating documents, by-laws or resolutions of, the Subscriber or any Disclosed Principal, if applicable, or of any agreement, written or oral, to which the Subscriber or the Disclosed Principal, if applicable, may be a party or by which it is or may be bound;

(w)

the Subscriber has obtained all necessary consents and authorities to enable it to agree to subscribe for the Units and to perform its obligations under this Agreement and the Subscriber has otherwise observed all applicable laws, obtained any requisite governmental or other consents, complied with all requisite formalities and paid any issue, transfer or other taxes due in any territory in connection with its acceptance and the Subscriber has not taken any action which will or may result in the Issuer or the Agent acting in breach of any regulatory or legal requirements of any territory in connection with the Private Placement or the Subscriber’s subscription;

(x)

this Agreement, along with Appendix I, II, III or IV, as applicable, has been duly executed and delivered by the Subscriber and constitutes a legal, valid and binding obligation of the Subscriber enforceable against the Subscriber and, if applicable, the Disclosed Principal;

(y)

the Subscriber has been advised to consult its own legal advisors with respect to tax matters and the applicable hold periods imposed in respect of the Units by applicable securities legislation and regulatory policies and confirms that no representations by the Issuer or the Agent have been made, respecting tax matters or the hold periods applicable to the Units;

(z)

the Subscriber and, if applicable, each Disclosed Principal is aware of the risks and other characteristics of the Units, including the risk that the Subscriber may lose its entire investment, and of the fact that the Subscriber and, if applicable, each Disclosed Principal may not be able to resell the Units purchased by it except in accordance with the applicable securities legislation and regulatory policies and that the Units may be subject to resale restrictions and may bear a legend to this effect;

(aa)

the Subscriber understands that the Securities are “restricted securities” within the meaning of Rule 144 and may not be offered, sold, pledged or otherwise transferred, directly or indirectly, without prior registration under the 1933 Act and applicable state securities laws or an exemption from such registration requirements, and agrees that if it decides to offer, sell, pledge or otherwise transfer, directly or indirectly, any such Securities they may be offered, sold, pledged or otherwise transferred, directly or indirectly, only: (A) to the Issuer; (B) within the United States in accordance with (i) Rule 144A, if available, to a person who the seller reasonably believes is a Qualified Institutional Buyer that is purchasing for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale, or transfer is being made in reliance on Rule 144A, or (ii) Rule 144, if applicable, and in each case, in compliance with any applicable state securities laws; (D) in a transaction that does not require registration under the 1933 Act and in compliance with any applicable state securities laws; or (E) pursuant to an effective registration statement under the 1933 Act and in compliance with any applicable state securities laws, provided that with respect to sales or transfers under clauses (B)(ii) or (D), only if the holder has furnished to the Issuer an opinion of counsel of recognized standing, in form and substance reasonably satisfactory to the Issuer, prior to such sale or transfer;

(bb)

the Subscriber understands that the Securities will be subject to a "hold period" under Rule 144 under the 1933 Act and possibly other resale restrictions under applicable securities legislation and the policies of the SEC and may not be resold until the expiry of such hold period except in accordance with limited exemptions under applicable securities legislation and regulatory policies and that the Issuer may cause a legend to such effect to be placed on the certificates representing the Securities. Except as set forth herein, the Subscriber acknowledges that it is aware that until the expiry of all such hold periods and resale restrictions, (i) the Securities cannot be traded through the facilities of stock exchanges since the certificate is not freely transferable and consequently is not "good delivery" in settlement of transactions on such exchanges; and (ii) the exchanges would deem the selling security holder to be responsible for any loss incurred on a sale made by him in such Securities;

(cc)

the Subscriber acknowledges that the Warrants may not be exercised by or for the account or benefit of a U.S. Person or a person in the United States unless the Warrants and the Shares issuable upon exercise of the Warrants are registered under the 1933 Act and the securities laws of all applicable states or an exemption is available from the registration requirements of such laws, and the holder has furnished an opinion of counsel satisfactory to the Company to such effect;;

(dd)

the certificates representing the Common Shares and Warrants or the Warrant Shares issuable upon exercise of the Warrants, as the case may be, if issued prior to the Clearance Date for the Prospectus or if issued prior to the day which is four months and one day following the Closing Date will bear the following legends as required by National Instrument 45-102 and the TSX-V substantially in the following form and with the necessary information inserted:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER [INSERT DISTRIBUTION DATE].”

“WITHOUT PRIOR WRITTEN APPROVAL OF THE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL [INSERT DATE].”

(ee)

it understands and acknowledges that upon the original issuance of the Securities, and until such time as it is no longer required under applicable requirements of the 1933 Act or applicable state securities laws, all certificates representing the Securities and all certificates issued in exchange therefor or in substitution thereof, shall bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEENREGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THESE SECURITIES, AGREES FOR THE BENEFIT OF INTELGENX TECHNOLOGIES CORP. (THE “COMPANY”) THAT THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE COMPANY, (B) IN COMPLIANCE WITH (I) RULE 144A UNDER THE 1933 ACT, IF APPLICABLE, TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A) THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE OFFER, SALE OR TRANSFER IS BEING MADE IN RELIANCE OF RULE 144A, OR (II) RULE 144 UNDER THE 1933 ACT, IF APPLICABLE, AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF (C)(II) AND (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. HEDGING TRANSACTIONS INVOLVING THE SECURITIES ARE PROHIBITED EXCEPT IN COMPLIANCE WITH THE 1933 ACT.”

provided, that, if any of the Securities are being sold pursuant to Rule 144 under the 1933 Act, the legend may be removed by delivery to the Issuer and the Issuer’s transfer agent of an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Issuer and the Issuer’s transfer agent, to the effect that the legend is no longer required under applicable requirements of the 1933 Act or any applicable state securities laws;

(ff)

the Subscriber acknowledges and agrees that upon the original issuance of the Warrants, and until such time as it is no longer required under applicable requirements of the 1933 Act or applicable state securities laws, all certificates representing the Warrants and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend:

“THIS WARRANT HAS NOT BEEN AND WILL NOT BE, AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN, REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OR PERSON IN THE UNITED STATES AND THE UNDERLYING SHARES MAY NOT BE DELIVERED WITHIN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE, AND THE HOLDER HAS DELIVERED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. "UNITED STATES" AND "U.S. PERSON" ARE USED HEREIN AS SUCH TERMS ARE DEFINED BY REGULATION S UNDER THE 1933 ACT.”

(gg)

if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Subscriber and, if applicable, each Disclosed Principal will execute, deliver, file and otherwise assist the Issuer in filing, such reports, undertakings and other documents with respect to the issue of the Units as may be required;

(hh)

the funds which will be advanced by the Subscriber to the Issuer hereunder, as applicable, will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) and the Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”) and the Subscriber acknowledges that the Issuer may in the future be required by law to disclose the Subscriber’s name and other information relating to this Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA and the PATRIOT Act. To the best of the Subscriber’s knowledge (a) none of the subscription funds to be provided by the Subscriber (i) have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States of America or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (b) the Subscriber shall promptly notify the Issuer if the Subscriber discovers that any of such representations ceases to be true, and to provide the Issuer with appropriate information in connection therewith;

(ii)

the Subscriber acknowledges that upon completion of the Private Placement, the Agent will receive a commission in cash from the Issuer equal to 8% of the gross proceeds from the sale of Units sold under the Private Placement to all subscribers. In addition, the Agent will receive that number of options (“Compensation Options”) as is equal to 8% of the number of Units sold in the Private Placement. Each Compensation Option will entitle the holder thereof to acquire one common share of the Issuer at an exercise price equal to $0.50 for a period of 24 months from the Closing Date;

(jj)	the Subscriber is not entitled to be paid any commission in relation to its participation in the Private Placement;

(kk)	other than the Agent, there is no person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee;

(ll)

the Subscriber and, if applicable, each Disclosed Principal has not purchased the Units as a result of any form of General Solicitation or General Advertising, including advertisements, articles, notices or other communication published in any newspaper, magazine or similar media or on the internet or broadcast over radio, television or internet or any seminar or meeting whose attendees have been invited by General Solicitation or General Advertising;

(mm)

the Subscriber has not received or been provided with, nor has it requested, nor does it have any need to receive, any offering memorandum, any prospectus, any sales or advertising literature, or any other document describing or purporting to describe the business and affairs of the Issuer which has been prepared for delivery to, and review by, prospective purchasers in order to assist in making an investment decision in respect of the Units (other than the Disclosure Record);

(nn)

the Subscriber or, if applicable, each Disclosed Principal has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and is able to bear the economic risk of the loss of its entire investment in the Units;

(oo)

the Subscriber or, if applicable, each Disclosed Principal, if a corporation or other non-individual entity, has previously filed with the TSX-V a duly completed Form 4C, Corporate Placee Registration Form and has executed and delivered the Confirmation of Previously Filed Corporate Placee Registration Form attached hereto as Appendix II, and represents and warrants that there has been no change to any of the information in the Corporate Placee Registration Form previously filed with the TSX-V up to the date of this Agreement, or will deliver a completed Form 4C, Corporate Placee Registration Form in the form attached hereto as Appendix I to the Issuer in accordance with 8.2(d) of this Agreement;

(pp)

it understands and agrees that the financial statements of the Issuer have been prepared in accordance with United States generally accepted accounting principles, which differ in some respects from Canada generally accepted accounting principles, and thus may not be comparable to financial statements of Canadian companies;

(qq)	it acknowledges that the Issuer’s counsel and the Agent’s counsel are acting as counsel to the Issuer and the Agent, respectively, and not as counsel to the Subscriber;

(rr)

the Subscriber agrees that the Issuer and the Agent may be required by law or otherwise to disclose to regulatory authorities the identity of the Subscriber and if applicable the beneficial purchaser for whom the Subscriber may be acting; and

(ss)

the Subscriber agrees that the above representations, warranties, covenants and acknowledgements in this Agreement and the attached Appendices are and will be true and correct both as of the execution of this Agreement and as of the Closing.

5.2           The foregoing representations, warranties, covenants and acknowledgements are made by the Subscriber with the intent that they be relied upon by the Issuer and the Agent and their respective counsel in determining its eligibility as a purchaser of Units and the Subscriber hereby agrees to indemnify the Issuer and the Agent and their respective affiliates, shareholders, directors, officers, employees, agents (including counsel), advisors and shareholders against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon. The Subscriber undertakes to notify the Issuer and the Agent immediately of any change in any representation, warranty or other information relating to the Subscriber set forth herein which takes place prior to the Closing.

5.3           The Issuer will obtain and hold the right and benefit of this section 5 in trust for and behalf of the Agent.

6.             REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ISSUER

6.1           The Issuer represents and warrants to the Subscriber that, as of the date hereof and at the Closing Date:

(a)	the Issuer, and each of its subsidiaries is a valid and subsisting corporation in good standing under the laws of its incorporation or continuation;

(b)

the Issuer, and each of its subsidiaries is duly incorporated and licensed to carry on business in the jurisdictions in which it carries on business or owns property where required under the laws of that jurisdiction;

(c)

the Issuer will reserve or set aside sufficient shares in its treasury to issue the Shares and the Warrant Shares and upon their issuance the Shares and the Warrant Shares will be duly and validly issued as fully paid and non-assessable;

(d)

the Issuer is a “reporting issuer” in the provinces of British Columbia, Alberta, Manitoba, Ontario and Quebec and is not in default of any of the requirements of the Securities Laws and no order ceasing or suspending trading in securities of the Issuer nor prohibiting the sale of such securities has been issued to and is outstanding against the Issuer or any of its directors, officers or promoters or against any other companies that have common directors, officers or promoters and no investigations or proceedings for such purposes are pending or threatened;

(e)

the authorized capital of the Issuer consists of 100,000,000 common shares with a par value of U.S.$0.00001 and 20,000,000 preferred shares with a par value of U.S.$0.00001, of which 33,081,271 common shares and no preferred shares are issued and outstanding as at August 11, 2010.

(f)	the Shares are listed for trading on the TSX-V and the Common Shares and Warrant Shares to be issued hereunder will, at the time of issue, be conditionally listed on the TSX-V;

(g)

except as qualified by the Disclosure Record, the Issuer or its subsidiaries, if any, as the case may be, is the beneficial owner of the properties, business and assets or the interests in the properties or business or assets referred to in the Disclosure Record, all agreements by which the Issuer or any of its subsidiaries holds an interest in a property or business are in good standing according to their terms and the properties in which the Issuer or subsidiary holds an interest are in good standing under the applicable laws of the jurisdictions in which they are situated;

(h)

the financial statements of the Issuer contained in the Disclosure Record have all been prepared in accordance with United States generally accepted accounting principles, accurately reflect the financial position and all material liabilities (accrued, absolute, contingent or otherwise) of the Issuer and its subsidiaries, if any, (on a consolidated basis) as of the date thereof, and no adverse material changes in the financial position of the Issuer or any of its subsidiaries, if any, has taken place since the latest date thereof;

(i)	the Disclosure Record does not contain any material misrepresentations nor does it omit any material fact relating to the Issuer;

(j)

the Issuer has complied and will comply fully in all material respects with the requirements of all applicable corporate laws and Securities Laws in relation to the issue and trading of its securities and in all matters relating to the Private Placement;

(k)

except as publicly disclosed, there is not presently, and will not be prior to Closing, any material change, as defined in the Ontario Act, relating to the Issuer or change in any material fact, as defined in the Ontario Act, relating to any of the Units which has not been or will not be fully disclosed in accordance with the requirements of the Ontario Act;

(l)

the issue and sale of the Units by the Issuer does not and will not conflict with, and does not and will not result in a breach of, any of the terms of the Issuer’s constating documents or any agreement or instrument to which the Issuer is a party or by which it is bound;

(m)

other than as disclosed in the Disclosure Record, neither the Issuer nor its subsidiaries is a party to any actions, suits or proceedings which could materially affect its respective business or financial condition, and to the best of the Issuer’s knowledge, no such actions, suits or proceedings are contemplated or have been threatened;

(n)	there are no judgments against the Issuer or its subsidiaries which are unsatisfied, nor is the Issuer or its subsidiaries subject to any consent decrees or injunctions;

(o)

this Agreement has been or will be by the Closing, duly authorized by all necessary corporate action on the part of the Issuer, and the Issuer has or will have by the Closing full corporate power and authority to undertake the Private Placement;

(p)

the Issuer has filed all federal, provincial, local and foreign tax returns which are required to be filed, or have requested extensions thereof, and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for such assessments, fines and penalties which are currently being contested in good faith;

(q)	the Issuer will use all reasonable efforts to file, as required, the Registration Statement within the time period set forth in the Registration Rights Agreement; and

(r)	the representations and warranties of the Issuer set forth herein and in the Agency Agreement are and, at Closing will be, true and correct.

6.2           By its acceptance of this offer, the Issuer confirms that the Subscriber will have the benefit of all of the representations, warranties, covenants and conditions provided to, or for the benefit of, the Agent under the Agency Agreement as if such representations, warranties, covenants and conditions were made directly to the Subscriber under this Agreement and the Issuer acknowledges that the Subscriber has relied on the representations, warranties and covenants contained in the Agency Agreement.

6.3           The Issuer shall indemnify, defend and hold the Subscriber (which term shall, for the purposes of this section, include the Subscriber or its shareholders, managers, partners, directors, officers, members, employees, direct or indirect investors, agents and affiliates and assignees and the stockholders, partners, directors, members, managers, officers, employees, direct or indirect investors and agents of such affiliates and assignees) harmless against any and all liabilities, loss, cost or damage, together with all reasonable costs and expenses related thereto (including reasonable legal and accounting fees and expenses), arising from, relating to, or connected with the untruth, inaccuracy or breach of any statement, representation, warranty or covenant of the Issuer contained herein or in the Agency Agreement. The Issuer undertakes to the Subscriber to notify the Agent immediately of any change in any representation, warranty or other material information relating to the Issuer set forth in this Agreement which takes place prior to the Closing Date.

7.             WITHDRAWAL OF SUBSCRIPTION

7.1           The Subscriber reserves the right to withdraw this subscription and to terminate its obligations hereunder at any time before the Closing only if the Agent terminates its obligations with respect to the Private Placement under the Agency Agreement and hereby appoints each Agent as its agent for the purpose of notifying the Issuer of the withdrawal or termination of this subscription.

8.             CLOSING

8.1           The Closing will take place as contemplated in the Agency Agreement on such date or dates to be determined by the Issuer and the Agent, provided however that the Subscription Proceeds will be held in trust by the Agent pending the Closing, and if the Closing does not occur on or before August 26, 2010 or such later date as agreed to by the Issuer and the Agent, the Subscription Proceeds will be returned to the Subscriber without interest or deduction unless other arrangements have been made between the Agent and the Subscriber.

8.2           The obligations of the parties hereunder are subject to all required regulatory approvals being obtained. This Private Placement is conditional upon, among other things, the Issuer obtaining conditional approval of the TSX-V.

                 The Subscriber acknowledges and agrees that the obligations of the Issuer hereunder are conditional on the accuracy of the representations and warranties of the Subscriber contained in this Agreement as of the date of this Agreement, and as of the Closing Date as if made at and as of the Closing Date, and the fulfillment of the following additional conditions as soon as possible and in any event not later than the Closing Date:

(a)	the Issuer having accepted this Agreement;

(b)

payment by the Subscriber of the Aggregate Subscription Price by certified cheque, money order, bank draft or other acceptable means in Canadian dollars payable to the Agent through which the Subscriber has agreed to purchase the Units;

(c)	the Subscriber having properly completed, signed and delivered this Agreement (with the applicable Appendices), to:

Bolder Investment Partners, Ltd.
800 – 1450 Creekside Drive
Vancouver, BC V6J 5B3

	Attention:	Martin Burian, President
	Fax:	(604) 714-2326

(d)

the Subscriber having properly completed, signed and delivered, as applicable, Appendix I, II, III, and/or IV and any further documentation as required under applicable Securities Laws or any stock exchange or other regulatory authority and the Subscriber covenants and agrees to do so upon request by the Issuer; and

(e)	the conditions of closing contained in the Agency Agreement being satisfied or waived by the relevant party.

9.             RESALE RESTRICTIONS

9.1           The Subscriber understands and acknowledges that the Common Shares, Warrants and Warrant Shares will be subject to certain resale restrictions under applicable Securities Laws, the 1933 Act and applicable state securities laws and the TSX-V’s policies prior to the Clearance Date, the terms of which may be endorsed on the certificates representing such Common Shares, Warrants and Warrant Shares as a printed legend, and the Subscriber agrees to comply with such resale restrictions. The Subscriber also acknowledges that it has been advised to consult its own independent legal advisor with respect to the applicable resale restrictions and the Subscriber or, if applicable, the Disclosed Principal is solely responsible (and neither the Issuer nor the Agent are responsible) for complying with such restrictions and the Issuer is not responsible for ensuring compliance by the Subscriber or, if applicable, the Disclosed Principal with the applicable resale restrictions.

10.             USE OF PERSONAL INFORMATION

10.1           The Subscriber (on its own behalf and, if applicable, on behalf of any Disclosed Principal) acknowledges and consents to the fact the Issuer and the Agent are collecting the Subscriber’s (and any Disclosed Principal) personal information for the purpose of completing the Subscriber’s subscription. The Subscriber (on its own behalf and, if applicable, on behalf of any Disclosed Principal) acknowledges and consents to the Issuer and the Agent retaining the personal information for as long as permitted or required by applicable law or business practices. The Subscriber (on its own behalf and, if applicable, on behalf of any Disclosed Principal) further acknowledges and consents to the fact the Issuer or the Agent may be required by applicable securities laws, stock exchange rules, and Investment Industry Regulatory Organization of Canada rules to provide regulatory authorities any personal information provided by the Subscriber respecting itself (and any Disclosed Principal). The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgements set out in this section on behalf of all Disclosed Principals.

10.2           The Subscriber and each Disclosed Principal, if applicable, hereby acknowledges and consents to: (i) the disclosure by the Subscriber and the Issuer of Personal Information (defined in section 10.5) concerning the Subscriber to the TSX-V and its affiliates, authorized agent, subsidiaries and divisions; and (ii) the collection, use and disclosure of Personal Information by the TSX-V for the following purposes (or as otherwise identified by the TSX-V, from time to time):

(a)	to conduct background checks;

(b)	to verify the Personal Information that has been provided about the Subscriber;

(c)	to consider the suitability of the Subscriber as a holder of securities of the Issuer;

(d)	to consider the eligibility of the Issuer to continue to list on the TSX-V;

(e)

to provide disclosure to market participants as to the security holdings of the Issuer’s shareholders, and their involvement with any other reporting issuers, issuers subject to a cease trade order or bankruptcy, and information respecting penalties, sanctions or personal bankruptcies, and possible conflicts of interest with the Issuer;

(f)	to detect and prevent fraud;

(g)	to conduct enforcement proceedings; and

(h)

to perform other investigations as required by and to ensure compliance with all applicable rules, policies, rulings and regulations of the TSX-V, securities legislation and other legal and regulatory requirements governing the conduct and protection of the public markets in Canada.

10.3           The Subscriber also acknowledges that: (i) the TSX-V also collects additional Personal Information from other sources, including securities regulatory authorities in Canada or elsewhere, investigative law enforcement or self-regulatory organizations to ensure that the purposes set forth above can be accomplished; (ii) the Personal Information the TSX-V collects may also be disclosed to the agencies and organizations referred to above or as otherwise permitted or required by law, and they may use it in their own investigations for the purposes described above; (iii) the Personal Information may be disclosed on the TSX-V’s website or through printed materials published by or pursuant to the direction of the TSX-V; and (iv) the TSX-V may from time to time use third parties to process information and provide other administrative services, and may share the information with such providers.

10.4           If the Subscriber is resident in or otherwise subject to the securities laws applicable in Ontario, the information provided by the Subscriber on the face page of this Agreement identifying the name, address and telephone number of the Subscriber, the number of Units being purchased hereunder and the total purchase price as well as the Closing Date and the exemption that the Subscriber is relying on in purchasing the Units will be disclosed to the Ontario Securities Commission, and such information is being indirectly collected by the Ontario Securities Commission under the authority granted to it under securities legislation. This information is being collected for the purposes of the administration and enforcement of the securities legislation of Ontario. Each Subscriber (for certainty including each Disclosed Principal) hereby authorizes the indirect collection of such information to the Ontario Securities Commission. In the event the Subscriber has any questions with respect to the indirect collection of such information by the Ontario Securities Commission, the public official who can answer questions about the Ontario Securities Commission’s indirect collection of Personal Information is the Administrative Assistant to the Director of Corporate Finance, Ontario Securities Commission, Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario, M5H 3S8, Telephone 416-593-8086.

10.5           Herein, “Personal Information” means any information about the Subscriber provided by the Subscriber in this Agreement and as required to be disclosed to the Commissions or the TSX-V, whether pursuant to a form or a request made by a Commission or the TSX-V, including the Corporate Placee Registration Form attached hereto.

11.             SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

11.1           The representations, warranties and covenants of the Issuer contained in this Subscription Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Subscriber with respect thereto, shall continue in full force and effect for the benefit of the Subscriber and the Agent for a period of two years following the Closing Date.

11.2           The representations, warranties and covenants of the Subscriber contained in this Agreement or any certificate or document delivered pursuant to or in connection with this Agreement shall survive the Closing and, notwithstanding such Closing, any subsequent disposition by the Subscriber of any of the Units, Common Shares, Warrants or Warrant Shares, or any investigation made by or on behalf of the Issuer or the Agent with respect thereto, shall continue in full force and effect for the benefit of the Issuer and the Agent for a period of two years following the Closing Date.

12.             MISCELLANEOUS

12.1           Each of the Parties hereto upon the request of each of the other Parties hereto, whether before or after the Closing Time, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be necessary or desirable to complete the transactions contemplated herein.

12.2           Any notice, direction or other instrument required or permitted to be given to any Party hereto shall be in writing and shall be sufficiently given if delivered personally, or transmitted by facsimile tested prior to transmission to such party, as follows:

(a)	in the case of the Issuer, to:

IntelGenx Technologies Corp.
6425 Abrams
Ville St. Laurent, Quebec
H4S 1X9

	Attention:	Horst G. Zerbe
	Fax:	(514) 331-0436

with a courtesy copy to:

Hodgson Russ LLP
150 King Street West, Suite 2309
Toronto, Ontario
M5H 1J9

	Attention:	Richard B. Raymer
	Fax:	(416) 595-5021

(b)	in the case of the Subscriber, at the address specified on the face page hereof, with a copy to the Agent at:

Bolder Investment Partners, Ltd.
800 – 1450 Creekside Drive
Vancouver, British Columbia
V6J 5B3

	Attention:	Martin Burian
	Fax:	(604) 714-2326

          Any such notice, direction or other instrument, if delivered personally, shall be deemed to have been given and received on the day on which it was delivered, provided that if such day is not a Business Day then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following such day and if transmitted by fax, shall be deemed to have been given and received on the day of its transmission, provided that if such day is not a Business Day or if it is transmitted or received after the end of normal business hours then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following the day of such transmission.

          Any party hereto may change its address for service from time to time by notice given to each of the other parties hereto in accordance with the foregoing provisions.

12.3           Time shall be of the essence of this Agreement and every part hereof.

12.4           All costs and expenses (including, without limitation, the fees and disbursements of legal counsel) incurred in connection with this Agreement and the transactions herein contemplated shall be paid and borne by the party incurring such costs and expenses.

12.5           This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Province of Ontario and the laws of Canada applicable therein. Any and all disputes arising under this Agreement, whether as to interpretation, performance or otherwise, shall be subject to the non-exclusive jurisdiction of the courts of the Province of Ontario and each of the parties hereto hereby irrevocably attorns to the jurisdiction of the courts of such province.

12.6           This Agreement, which includes any interest granted or right arising under this Agreement, may not be assigned or transferred except with the prior written consent of the other party hereto.

12.7           Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the Parties with respect to the Units and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Issuer, by the Agent, or by anyone else.

12.8           Subject to section 4, the parties may amend this Agreement only in writing.

12.9           This Agreement enures to the benefit of and is binding upon the Parties and, as the case may be, their respective heirs, executors, administrators, permitted assigns and successors.

12.10         A Party will give all notices or other written communications to the other Party concerning this Agreement by hand or by registered mail addressed to such other Party’s respective address which is noted on the cover page of this Agreement.

12.11         The Parties hereby agree and confirm that they have requested that this Agreement, as well as all notices and other documents contemplated hereby, be drawn up in the English language only. Les parties aux présentes reconnaissent et confirment qu’elles ont convenu que la présente convention ainsi que tous les avis et documents, qui s’y rattachent soient rédigés en anglais.

12.12         This Agreement may be executed in counterparts, each of which when delivered will be deemed to be an original and all of which together will constitute one and the same document and the Issuer or the Agent will be entitled to rely on delivery by facsimile machine or other electronic means of an executed copy of this subscription, and acceptance by the Issuer of such facsimile or other electronic copy will be equally effective to create a valid and binding agreement between the Subscriber and the Issuer as if the Issuer had accepted the subscription originally executed by the Subscriber.

APPENDIX I

FORM 4C

CORPORATE PLACEE REGISTRATION FORM

This Form will remain on file with the Exchange and must be completed if required under section 4(b) of Part II of Form 4B. The corporation, trust, portfolio manager or other entity (the “Placee”) need only file it on one time basis, and it will be referenced for all subsequent Private Placements in which it participates. If any of the information provided in this Form changes, the Placee must notify the Exchange prior to participating in further placements with Exchange listed Issuers. If as a result of the Private Placement, the Placee becomes an Insider of the Issuer, Insiders of the Placee are reminded that they must file a Personal Information Form (2A) or, if applicable, Declarations, with the Exchange.

Placee Information:

1.1	Name: _____________________________________________________________________________________

1.2	Complete Address: ___________________________________________________________________________

1.3	Jurisdiction of Incorporation or Creation: ___________________________________________________________

(a)	Is the Placee purchasing securities as a portfolio manager: (Yes/No)?

	(b)	Is the Placee carrying on business as a portfolio manager outside of Canada: (Yes/No)? __________

If the answer to 2(b) above was “Yes”, the undersigned certifies that:

1.4

it is purchasing securities of an Issuer on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client’s express consent to a transaction;

1.5

it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a “portfolio manager” business) in
____________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

1.6	it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

1.7	the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000; and

1.8

it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer has a beneficial interest in any of the managed accounts for which it is purchasing.

If the answer to 2(a). above was “No”, please provide the names and addresses of Control Persons of the Placee:

Name *	City	Province or State	Country

* If the Control Person is not an individual, provide the name of the individual that makes the investment decisions on behalf of the Control Person.

5.	Acknowledgement - Personal Information and Securities Laws

	(a)	“Personal Information” means any information about an identifiable individual, and includes information contained in sections 1, 2 and 4, as applicable, of this Form.

The undersigned hereby acknowledges and agrees that it has obtained the express written consent of each individual to:

		(i)	the disclosure of Personal Information by the undersigned to the Exchange (as defined in Appendix 6B) pursuant to this Form; and

		(ii)	the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 6B or as otherwise identified by the Exchange, from time to time.

	(b)	The undersigned acknowledges that it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions.

Dated and certified (if applicable), acknowledged and agreed, at ___________________________ on ___________________________

(Name of Purchaser - please print)

(Authorized Signature)

(Official Capacity - please print)

(Please print name of individual whose signature
appears above)

THIS IS NOT A PUBLIC DOCUMENT

APPENDIX II

CONFIRMATION OF PREVIOUSLY FILED CORPORATE PLACEE REGISTRATION FORM

TO:	INTELGENX TECHNOLOGIES CORP.

     In connection with the proposed subscription for Units of IntelGenx Technologies Corp., the undersigned hereby confirms that the undersigned has previously filed a Form 4C - Corporate Placee Registration Form with the TSX Venture Exchange and that the information in such Corporate Placee Registration Form is accurate and up-to-date as of the date hereof.

Dated _______________________________, 2010.

(Name of Purchaser - please print)

(Authorized Signature)

(Official Capacity - please print)

(Please print name of individual whose signature
appears above)

APPENDIX III

ACCREDITED INVESTOR CERTIFICATE

The Subscriber hereby represents, warrants and certifies to the Issuer that the Subscriber is an “accredited investor”, as such term is defined in National Instrument 45-106 – Prospectus and Registration Exemptions (“NI 45-106”) and, as at the time the subscription is accepted by the Issuer (“Closing”), the Subscriber will fall within one or more of the following categories (Please check one or more, as applicable):

ACCREDITED INVESTOR STATUS

The undersigned represents and warrants that it, he or she is [check each applicable item]:

[ ]	a Canadian financial institution (as defined under NI 45-106), or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);

[ ]	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

[ ]

a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

[ ]

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

[ ]	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada, as a representative of a person referred to in paragraph (d);

[ ]	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

[ ]

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

[ ]	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

[ ]	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

[ ]

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

[ ]

an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

[ ]	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

[ ]	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

[ ]	an investment fund that distributes or has distributed its securities only to:

	(i)	a person that is or was an accredited investor at the time of the distribution,

	(ii)	a person that acquires or acquired securities in the circumstances referred to in Sections 2.10 – Minimum Amount Investment and 2.19 – Additional Investment in Investment Funds of NI 45 106, or;

	(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under Section 2.18 – Investment Fund Reinvestments of NI 45 106;

[ ]

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator, or in Québec, the securities regulatory authority, has issued a receipt;

[ ]

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

[ ]	a person acting on behalf of a fully managed account managed by that person, if that person:

	(i)	is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

	(ii)	in Ontario, is purchasing a security that is not a security of an investment fund;

[ ]

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

[ ]	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (d) or paragraph (i) in form and function;

[ ]

a person in respect of which all of the owners of interests, direct, indirect, or beneficial, except the voting securities required by law to be owned by directors, are persons that are Accredited Investors;

[ ]	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser, or

[ ]	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as:

	(i)	an accredited investor, or

	(ii)	an exempt purchaser in Alberta or British Columbia.

The Subscriber acknowledges that the representations, warranties and covenants contained in this Appendix are made by it with the intent that they may be relied upon by the Issuer in determining its eligibility or the eligibility of others on whose behalf it is contracting thereunder to purchase Units. It agrees that by accepting Units it shall be representing and warranting that the representations and warranties above are true as at the Closing with the same force and effect as if they had been made by it at the Closing.

The Subscriber undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Subscriber or any Disclosed Principal set forth herein which takes place prior to the Closing.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the _______________ day of _____________________________________ , 2010.

If a Corporation, Partnership or Other Entity:	If an Individual:

Name of Entity	Signature

Type of Entity	Print or Type Name

Signature of Person Signing

Print or Type Name and Title of Person Signing

As used in this Accredited Investor Certificate, the following term has the following meaning:

A “person” includes:

(a)	an individual,

(b)	a corporation,

(c)	a partnership, trust fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(d)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative.

APPENDIX IV

INTERNATIONAL INVESTOR CERTIFICATE

In connection with the purchase by the undersigned Subscriber of the Units hereunder, the Subscriber and any Disclosed Principal for whom the Subscriber is acting on behalf of, (collectively, the “Subscriber”) hereby represents, warrants, covenants and certifies to the Issuer (and acknowledges that the Issuer and its counsel are relying thereon) that:

(a)

the Subscriber is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident which would apply to the acquisition of the Units hereunder;

(b)

the Subscriber is purchasing the Units pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to purchase the Units under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions;

(c)

the applicable securities laws of the authorities in the International Jurisdiction do not require the Issuer to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Units;

(d)	the purchase of the Units by the Subscriber does not trigger:

(A)

any obligation of the Corporation to prepare and file a prospectus, an offering memorandum or similar document, or any other report or notice with respect to such purchase in the International Jurisdiction;

	(B)	any continuous disclosure reporting obligation of the Issuer in the International Jurisdiction; or

	(C)	any registration or other obligation on the part of the Issuer or the Agent;

(e)	the distribution of the Units to the Subscriber by the Issuer complies with the laws of the International Jurisdiction; and

(f)

the Subscriber will, if requested by the Issuer or the Agent, deliver to the Issuer and the Agent a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in paragraphs (b), (c), (d) and (e) above to the satisfaction of the Issuer, acting reasonably.

The Subscriber acknowledges that the representations, warranties and covenants contained in this Appendix IV are made by it with the intent that they may be relied upon by the Issuer in determining its eligibility or the eligibility of others on whose behalf it is contracting thereunder to purchase Units. It agrees that by accepting Units it shall be representing and warranting that the representations and warranties above are true as at the Closing with the same force and effect as if they had been made by it at the Closing.

The Subscriber undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Subscriber or any Disclosed Principal set forth herein which takes place prior to the Closing.

If a Corporation, Partnership or Other Entity:	If an Individual:

Name of Entity	Signature

Type of Entity	Print or Type Name

Signature of Person Signing

Print or Type Name and Title of Person Signing

APPENDIX V

REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this “Agreement”) is made and entered into as of the º day of August, 2010 between IntelGenx Technologies Corp., a Delaware corporation (the “Company”), and each of the several purchasers signatory hereto (each such purchaser, a “Purchaser” and, collectively, the “Purchasers”).

RECITALS

WHEREAS the Company proposes to issue to the Purchasers Units (the “Units”), each Unit is comprised of one share of common stock of the Company (the “Unit Shares”) and one common share purchase warrant (the “Warrants”) entitling the Purchasers to subscribe for one share of common stock of the Company (the “Warrant Shares”) pursuant to subscription agreements as described in the Agency Agreement dated º, 2010 (the “Agency Agreement”) between the Company and Bolder Investment Partners Ltd. (the “Agents”);

     AND WHEREAS the Company proposes to issue to the Agents compensation options (the “Compensation Options”) entitling the Agents to acquire shares of common stock of the Company (the “Compensation Option Shares”) pursuant to the Agency Agreement;

     AND WHEREAS, pursuant to the Agency Agreement, the Company has agreed to effect the registration of the Unit Shares, Warrants, Warrant Shares, Compensation Options, and Compensation Option Shares on the terms and subject to the conditions set forth and herein;

     NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the parties hereby agree as follows:

1.             REGISTRATION RIGHTS.

1.1           Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

(a)	“Closing” shall mean the closing of the initial sale of the Units and the issuance of the Compensation Options;

(b)	“Commission” shall mean the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act;

(c)	“Common Shares” shall mean shares of common stock of the Company;

(d)	“Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended;

(e)

“Holder” shall mean any holder of Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 1.8 hereof;

(f)

“Registrable Securities” shall mean (i) the Unit Shares, (ii) the Warrants, (iii) the Warrant Shares, (iv) the Compensation Options, (v) the Compensation Option Shares, and (vi) any Common Shares issued as a dividend or other distribution with respect to or in exchange for or in replacement of the securities referenced in (i) to (vi) above, provided, however, that Registrable Securities shall not include (a) any Unit Shares, Warrant Shares or Compensation Options sold to the public either pursuant to a registered public offering or Rule 144, or (b) any Common Unit Shares, Warrant Shares or Compensation Options held by a Holder that may immediately be sold under Rule 144(b)(1);

(g)

The terms “register,” “registered” and “registration” shall refer to a registration effected by preparing and filing the Registration Statement, and the declaration or ordering of the effectiveness of such registration statement;

(h)

“Registration Expenses” shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, fees and disbursements of counsel for the Holders (which shall not exceed in the aggregate US$5,000) and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses, and the compensation of regular employees of the Company, which shall be paid in any event by the Company;

(i)

“Registration Statement” shall mean the registration statement filed by the Company pursuant to the Securities Act relating to the resale of the Registrable Securities by the Holders, and all amendments and supplements to such Registration Statement, including pre- and post-effective amendments;

(j)

“Rule 144” shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission;

(k)	“Securities Act” shall mean the United States Securities Act of 1933, as amended;

(l)	“Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities;

(m)

“Shell Issuer” means an issuer with no or nominal operations and either (i) no or nominal assets, (ii) assets consisting solely of cash and cash equivalents or (iii) assets consisting of any amount of cash and cash equivalents and nominal other assets; and

(n)	“Purchasers” shall mean the persons acquiring Registrable Securities in connection with subscription agreements in the form agreed upon by the Agents and the Company.

1.2           Registration.

(a)

The Company covenants to prepare and file with the Commission, as promptly as practicable following the Closing and in any event within 30 days after the Closing, a Registration Statement for an offering to be made on a continuous shelf basis following the date of effectiveness covering the resale of the Registrable Securities by the Holders. The Registration Statement shall be on Form S-1, if available, under the Securities Act or another appropriate form selected by the Company permitting registration of the resale of the Registrable Securities by the Holders from time to time. The Company shall use its best efforts to cause the Registration Statement to become effective pursuant to the Securities Act within 120 days after the Closing.

(b)

The Registration Statement shall not be deemed to have become effective under the Securities Act unless it has been filed and has been declared effective under the Securities Act by the Commission and remains effective pursuant to the Securities Act with respect to the disposition of all Registrable Securities on a continuous shelf basis until all such Registrable Securities are sold or cease to be Registrable Securities.

1.3           Expenses of Registration. The Company shall pay all Registration Expenses whether or not such registration shall become effective.

1.4           Registration Procedures. In the case of the registration effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of such registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

(a)

keep such Registration Statement effective until all such Registrable Securities are sold pursuant to the Registration Statement or cease to be Registrable Securities; provided however, that unless prior thereto all such Registrable Securities are (i) sold pursuant to the Registration Statement or Rule 144, or (ii) reissued by the Company without restrictive legend and may immediately be sold under Rule 144 without restrictions, such Registration Statement shall be kept effective for a period of at least five years; provided further, that if at any time after the Registration Statement is no longer required to be kept effective pursuant to the above provisions of this subparagraph and is no longer effective, but prior to the time that all the Unit Shares, Warrant Shares or Compensation Option Shares have been sold either pursuant to the prior effective Registration Statement or Rule 144, the Company ceases to be subject to the reporting obligations of sections 13 or 15(d) of the Exchange Act, ceases to be current in its filing obligations under sections 13 or 15(d) of the Exchange Act (except for Form 8-K reports), or becomes a Shell Issuer (a “Rule 144 Default Event”), the Company shall promptly file a Registration Statement covering such unsold Unit Shares, Warrant Shares and Option Compensation Shares and shall keep such Registration Statement effective until such time as all the Unit Shares, Warrant Shares or Compensation Option Shares have been sold pursuant to such Registration Statement or the Company again becomes subject to the reporting obligations of sections 13 or 15(d) of the Exchange Act, is current in its reporting obligations under sections 13 or 15(d) of the Exchange Act and, in the case of the Company becoming a Shell Issuer, the Company ceases to be a Shell Issuer, has filed “Form 10 information” with the SEC and one year has elapsed since the Company filed such “Form 10 information”; upon occurrence of a Rule 144 Default Event, the Company shall be subject to the penalty provisions of Section 3 hereof for a filing default until such time as the Company files and brings effective a Registration Statement covering the unsold Units Shares, Warrant Shares and Compensation Option Shares or until such time as the Company is no longer required to keep such a Registration Statement effective pursuant to the above;

(b)

prepare and file with the Commission such amendments and supplements to such Registration Statement and any prospectus used in connection with such registration statement as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement;

(c)

notify each seller of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which a prospectus, if applicable, included in such registration statement, as then in effect, (i) no longer meets the requirements of Section 10(a)(3) of the Securities Act, or (ii) includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and that offers and sales of Registrable Securities in reliance on any such prospectus included in the Registration Statement must cease. Within five (5) business days of such notice, the Company shall prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus used shall meet the requirements of Section 10(a)(3) of the Securities Act, or not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

(d)

cause all such Registrable Securities registered pursuant hereunder to be listed or quoted on each securities exchange or quotation service on which similar securities issued by the Company are then, or subsequently, listed;

(e)

use its best efforts to obtain all other approvals, consents, exemptions or authorizations from such governmental agencies or authorities as may be necessary to enable the Holders to consummate the disposition of the Registrable Securities;

(f)

provide a transfer agent and registrar for all Registrable Securities registered pursuant to the Registration Statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(g)	otherwise comply with all applicable rules and regulations of the Commission;

(h)

subject to compliance with the requirements of the Securities Act, cooperate with the Holders to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities sold pursuant to the Registration Statement, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with instructions of the Holders that are provided to the Company;

(i)

in connection with any underwritten offering pursuant to a Registration Statement, the Company will enter into an underwriting agreement with an underwriter selected and retained by the Agents, and reasonably acceptable to the Company in its discretion, in form reasonably necessary to effect the offer and sale of such securities, provided such underwriting agreement contains reasonable and customary terms and provisions;

(j)

furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters or, if such securities are not being sold through underwriters, on the date that the Registration Statement becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in a underwritten public offering, (ii) a letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by the Company’s independent registered public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and if permitted by applicable accounting standards, to the Holders participating in such registration, and (iii) other documents and certificates as are customary for offerings of this type;

(k)

use its best efforts to register and qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions as each Holder shall request, and do any and all other acts and things which may be necessary or advisable to enable such Holder to consummate the public sale or other disposition in such jurisdictions of the securities owned by such Holder; and

(l)	take such other actions as shall be reasonably requested by the Agents to facilitate the registration and sale of the Registrable Securities.

1.5           Indemnification.

(a)

The Company will indemnify each Holder, each of its officers, directors and partners, legal counsel, and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any such underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action required of the Company in connection with any such registration, and will reimburse each such Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter. It is agreed that the indemnity agreement contained in this Section 1.5 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

(b)

Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other such Holder, and each of their officers, directors, and partners, and each person controlling such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such other Holders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in the Registration Statement in reliance upon and in conformity with written information furnished to the Company by such Holder provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided that in no event shall any indemnity under this Section 1.5 exceed the gross proceeds from the offering received by such Holder.

(c)

Each party entitled to indemnification under this Section 1.5 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1.5, to the extent such failure is not materially prejudicial to such defense. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

(d)

If the indemnification provided for in this Section 1.5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)

The Indemnifying Party agrees to reimburse any Indemnified Party monthly upon receipt of invoice(s) therefor, for the time spent by the Indemnified Party’s personnel where they are required to testify, attend or otherwise respond to any claim at their normal per diem rates.

(f)

Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

1.6           Information by Holder. Each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

1.7           Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

(a)

file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time it is subject to such reporting requirements; and

(b)

so long as a Holder owns any Registrable Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

1.8           Transfer or Assignment of Registration Rights. The registration rights granted to a Holder by the Company under this Agreement may be transferred or assigned by a Holder provided that the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities being transferred or assigned. Such transferees (other than transferees that acquire the Registrable Securities in a registered public offering or pursuant to a sale under Rule 144) shall automatically be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by the terms and provisions of this Agreement as if it were a party hereto, and shall be deemed to be Holders under this Agreement.

1.9           Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.10         Time is of Essence. The Company agrees that time is of the essence of each of the covenants contained herein and that, in the event of a dispute hereunder, this Agreement is to be interpreted and construed in a manner that will enable the Holders to sell their Registrable Securities as quickly as possible. Any delay on the part of the Company not expressly permitted under this Agreement, whether material or not, shall be deemed a material breach of this Agreement.

1.11         Remedies Upon Default or Delay. The Company acknowledges the breach of any part of this Agreement may cause irreparable harm to a Holder and that monetary damages alone may be inadequate. The Company therefore agrees that the Holder shall be entitled to injunctive relief or such other applicable remedy as a court of competent jurisdiction may provide. Nothing contained herein will be construed to limit a Holder’s right to any remedies at law, including recovery of damages for breach of any part of this Agreement.

2.             COVENANTS OF THE COMPANY.

The Company hereby covenants and agrees, so long as any Holder owns any Registrable Securities, as follows:

2.1           Maintain Listing. The Company covenants that, once it has registered the Registrable Securities under the Securities Act, it shall maintain the listing or quotation of such securities on each stock exchange or quotation on which such securities are, or subsequently become, listed.

3.             SECTION 3. LIQUIDATED DAMAGES.

3.1           Filing Default. If the Registration Statement is not filed on or prior to 30 days after Closing (the “Filing Deadline Date”), any such failure or breach being referred to as a “Filing Default” and the date on which such event occurs (the “Filing Default Date”), then in addition to any other rights available to the Holders on such Filing Default Date, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 2% of the product of (i) the subscription price, and (ii) the number of Unit Shares held by such Holder as of the Filing Default Date that are Registrable Securities (which remedy shall not be exclusive of any other remedies available under this Agreement).

3.2           Effectiveness Default. If the Registration Statement is not declared effective by the Commission or otherwise becomes effective on or prior to 120 days after Closing (the “Effectiveness Deadline Date”) any such failure or breach being referred to as a “Effectiveness Default” and the date on which such event occurs, the “Effectiveness Default Date”, then in addition to any other rights available to the Holders: (a) on such Effectiveness Default Date, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 1% of the product of (i) the subscription price, and (ii) the number of Unit Shares held by such Holder as of the Effectiveness Default Date that are Registrable Securities (such product, the “Holder’s Subscription Amount”) (which remedy shall not be exclusive of any other remedies available under this Agreement); and (a) on each 30 day anniversary of each such Effectiveness Default Date thereof (if the applicable default shall not have been cured by such date) until the applicable Effectiveness Default is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 1% of the Holder’s Subscription Amount.

3.3           Unauthorized Suspension. If after its effective date the Registration Statement ceases for any reason (including without limitation by reason of a stop order, or the Company’s failure to update the Registration Statement), but excluding the inability of any Holder to sell the Registrable Securities covered thereby due to market conditions, to be effective and available to the Holders as to all Registrable Securities to which it is required to cover at any time prior to the expiration of the Effectiveness Period for more than an aggregate of 30 trading days in any 12-month period (which need not be consecutive) (an “Unauthorized Suspension”), the date which such 30 trading day period is exceeded, being referred to as “Event Date”), then in addition to any other rights available to the Holders: (x) on such Unauthorized Suspension, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 1% of the product of (A) the subscription price, and (B) the number of Unit Shares held by such Holder as of the date of the Unauthorized Suspension that are Registrable Securities which are not eligible to be sold in the market by the Holder under Rule 144 (such product, the “Holder’s Amount”) (which remedy shall not be exclusive of any other remedies available under this Agreement); and (y) on each 30 day anniversary of each such Unauthorized Suspension thereof (if the applicable default shall not have been cured by such date) until the applicable Unauthorized Suspension is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 1% of the Holder’s Amount.

3.4           Failure to Pay. If the Company fails to pay any partial liquidated damages pursuant to this Section 3 in full within seven days after the date payable, the Company will pay interest thereon at the prime rate as published by the Bank of Canada plus 2% calculated at the time of a failure to pay liquidated damages to the Holder pursuant to this Section 3, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the cure of a default set forth in this Section 3.

3.5           Maximum Payable. Notwithstanding anything else in this Agreement, the maximum payable by the Company to any Holder is a maximum of 10% of the Holder’s Subscription Amount as liquidated damages under this Section 3.

4.             MISCELLANEOUS.

4.1           Governing Law. This Agreement shall be governed by and be construed in accordance with the laws of the State of Delaware and the laws of the United States applicable therein.

4.2           Third Party Beneficiaries. Each Holder (other than the Agents) shall be a beneficiary of this Agreement and entitled to all of the rights and benefits of this Agreement as if such Holder was a party and signatory to this Agreement and shall, for all purposes, be deemed a Holder under this Agreement. If the Company shall so request, each Holder (other than the Agents) shall agree in writing to be subject to all of the terms hereof.

4.3           Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

4.4           Entire Agreement; Amendment; Waiver. This Agreement (including the Exhibit hereto) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and the holders of at least 50% of the Registrable Securities (including, in all instances, the Agents) and any such amendment, waiver, discharge or termination shall be binding on all the Holders, but in no event shall the obligation of any Holder hereunder be materially increased, except upon the written consent of such Holder. This Agreement may be amended to add additional stockholders as parties hereto with the consent of the Company and the Agents.

4.5           Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, sent by facsimile or delivered personally by hand or nationally recognized courier addressed (a) if to a Holder, as indicated on the list of Holders attached hereto as Exhibit “A”, or at such other address or facsimile number as such holder or permitted assignee shall have furnished to the Company in writing, or (b) if to the Company, at such address or facsimile number as the Company shall have furnished to each Holder in writing. All such notices and other written communications shall be effective on the date of mailing, confirmed facsimile transfer or delivery.

4.6           Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement or any waiver on the part of any Holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

4.7           Rights; Severability. Unless otherwise expressly provided herein, a Holder’s rights hereunder are several rights, not rights jointly held with any of the other Holders. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

4.8           Information Confidential. Each Holder acknowledges that the information received by them pursuant hereto may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or such Holder is required to disclose such information by a governmental body.

4.9           Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing or interpreting this Agreement.

4.10         Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

[The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement effective as of the day and year first above written.

INTELGENX TECHNOLOGIES CORP.

Per:
Authorized Signing Officer

[SIGNATURE PAGE OF PURCHASERS]

Name of Holder: ______________________________________________________________

Signature of Authorized Signatory of Holder: ________________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

[SIGNATURE PAGES CONTINUE]

SCHEDULE “A”

FORM OF SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE.

     The undersigned beneficial owner (the "Selling Securityholder") of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) pursuant to the Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

     Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company's directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against certain losses arising in connection with statements concerning the undersigned made in the Company's Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

     If the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item 3 below after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

[CONTINUED NEXT PAGE]

SELLING SECURITYHOLDER QUESTIONNAIRE

     Please respond to every item, even if your response is "none." If you need more space for any response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the following questions.

COMPLETED QUESTIONNAIRES SHOULD BE RETURNED TO
INTELGENX TECHNOLOGIES CORP.. ALONG WITH A SIGNED COPY OF THE SIGNED
REGISTRATION RIGHTS AGREEMENT AND COMPLETED SUBSCRIPTION AGREEMENT.

     The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

1.	Your Identity and Background as the Beneficial Owner of the Registrable Securities.

	(a)	Your full legal name:
____________________________________________________________________________________

	(b)	Your business address (including street address) (or residence if no business address), telephone number and facsimile number:

Address: _____________________________________________________________________________

Telephone No.:_________________________________________________________________________

Fax No.:_______________________________________________________________________________

	(c)	Are you a broker-dealer registered pursuant to Section 15 of the Exchange Act?

		[ ]	Yes.
		[ ]	No.

	(d)	If your response to Item 1(c) above is no, are you an "affiliate" of a broker-dealer registered pursuant to Section 15 of the Exchange Act?

		[ ]	Yes.
		[ ]	No.

For the purposes of this Item 1(d), an "affiliate" of a registered broker-dealer shall include any company that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such broker-dealer, and does not include any individuals employed by such broker-dealer or its affiliates.

(e)	Full legal name of person through which you hold the Registrable Securities—(i.e. name of your broker, if applicable, through which your Registered Securities are held):

Name of broker:: __________________________________________________________________________

Contact person:___________________________________________________________________________

Telephone No.: ____________________________________________________________________________________

2.	Your Relationship With IntelGenx Technologies Corp.

(a)

Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with IntelGenx Technologies Corp. (or their respective predecessors or affiliates) within the past three years?

		[ ]	Yes.
		[ ]	No.

	(b)	If your response to Item 2(a) above is yes, please state the nature and duration of your relationship with IntelGenx Technologies Corp.:
__________________________________________________________________________________________________

__________________________________________________________________________________________________

3.	Your Interest in the Registrable Securities.

	(a)	State the number of such Registrable Securities beneficially owned by you.
___________________________________________________________________________________________________

	(b)	Other than as set forth in your response to Item 3(a) above, do you beneficially own any other securities of IntelGenx Technologies Corp.?

		[ ]	Yes.
		[ ]	No.

	(c)	If your answer to Item 3(b) above is yes, state the type, the aggregate amount and CUSIP No. (if applicable) of such other securities of IntelGenx Technologies Corp. beneficially owned by you:
Type: ________________________________________________________________________________________
Aggregate amount: ______________________________________________________________________________
CUSIP No.:_____________________________________________________________________________________

	(d)	Did you acquire the securities listed in Item 3(a) above in the ordinary course of business?

		[ ]	Yes.
		[ ]	No.

	(e)	At the time of your purchase of the securities listed in Item 3(a) above, did you have any agreements or understandings, directly or indirectly, with any person to distribute the securities?

		[ ]	Yes.
		[ ]	No.

	(f)	If your response to Item 3(e) above is yes, please describe such agreements or understandings:

		[ ]	Yes.
		[ ]	No.

4.	Nature of Your Beneficial Ownership.

	(a)	If the name of the beneficial owner of the Registrable Securities set forth in your response to Item 1(a) above is that of a limited partnership, state the names of the general partners of such limited partnership:
______________________________________________________________________________________________
______________________________________________________________________________________________
______________________________________________________________________________________________

	(b)	With respect to each general partner listed in Item 4(a) above who is not a natural person, and is not publicly held, name each shareholder (or holder of partnership interests, if applicable) of such general partner. If any of these named shareholders are not natural persons or publicly held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly held entity.
______________________________________________________________________________________________
______________________________________________________________________________________________
______________________________________________________________________________________________

	(c)	Name your controlling shareholder(s) (the "Controlling Entity"). If the Controlling Entity is not a natural person and is not a publicly held entity, name each shareholder of such Controlling Entity. If any of these named shareholders are not natural persons or publicly held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly held entity.

	(A)(i)	Full legal name of Controlling Entity(ies) or natural person(s) with who have sole or shared voting or dispositive power over the Registrable Securities:
Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):
Address: _______________________________________________________________________________________
Telephone: _____________________________________________________________________________________
Fax: ___________________________________________________________________________________________
Name of shareholder:; _____________________________________________________________________________

	(B)(i)	Full legal name of Controlling Entity(ies):
______________________________________________________________________________________________

Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):
Address: _______________________________________________________________________________________
Telephone: ______________________________________________________________________________________
Fax: ___________________________________________________________________________________________
Name of shareholders: _____________________________________________________________________________

If you need more space for this response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the following questions.

5.	Plan of Distribution.

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item 3 pursuant to the Registration Statement only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters, broker-dealers or agents, the Selling Securityholder will be responsible for underwriting discounts or commissions or agents' commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, or (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market.